Exhibit 10.1
                               CAPITAL TRUST, INC.

                              AMENDED AND RESTATED
                          2004 LONG-TERM INCENTIVE PLAN

                         -------------------------------

                            Award Agreement granting

                                Performance Units

                         ------------------------------

                            Award No.      2005-[__]

               You (the "Participant") are hereby awarded two Performance Unit awards subject to the terms and conditions set forth in this agreement (collectively, the "Award") and in the Capital Trust, Inc. Amended and Restated 2004 Long-Term Incentive Plan ("Plan"), which is attached hereto as Exhibit A. A summary of the Plan appears in its Prospectus, which is attached hereto as Exhibit B.

               By executing this Award, you agree to be bound by all of the Plan's terms and conditions as if they had been set out verbatim in this Award. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award will be made by the Committee that administers the Plan, and shall (unless arbitrary and capricious) be final, conclusive and binding on all parties, including you and your successors in interest. Capitalized terms are defined in the Plan or in this Award.

        1.     General Terms of Your Award.

-------------------------------- -----------------------------------------------
 Name of Participant
-------------------------------- -----------------------------------------------
 Date of Award                    _________, 20__
-------------------------------- -----------------------------------------------


        2. Performance Unit. The first Performance Unit portion of this Award is being granted pursuant to Section 10 of the Plan, and shall have the terms set forth in the table below, subject, absolutely, to the terms of the Plan and to the Committee's discretion to interpret the Plan and this Award in any manner that the Committee may deem reasonably necessary or appropriate in order for this Award to satisfy the requirements for "performance-based compensation" within the meaning of Section 162(m)(4) of the Code, and associated tax regulations and rulings. The Performance Unit set forth in the table below provides that you may qualify to receive an amount of cash that falls within the range specified in the table below, such amount to be determined based on the extent to which, if at all, the Performance Measures for Determining Qualification have been satisfied and in accordance with the weights assigned thereto.

-------------------------------- -------------------------------------------------------------
Range in Amount of Cash          Threshold:       $__________
                                 Target:          $__________
                                 Maximum:         $__________
-------------------------------- -------------------------------------------------------------
Performance Period               _________, 20__  to ________, 20__

-------------------------------- -------------------------------------------------------------

Performance Units Award
Capital Trust, Inc.
Amended and Restated 2004 Long-Term Incentive Plan


-------------------------------- -------------------------------------------------------------
Performance Measures to          See Schedule A attached hereto.
Determine Qualification and
Amount
-------------------------------- -------------------------------------------------------------
Qualification                    Subject to treatment (including, as applicable,
                                 acceleration) upon termination of employment as provided in the Plan, on _________, 20__, you shall qualify to receive such amount of cash that corresponds to the extent to which the above Performance Measures for Determining
                                 Qualification are satisfied and the weights assigned
                                 thereto as set forth on Schedule A.
-------------------------------- -------------------------------------------------------------


        3. Performance Unit. The second Performance Unit portion of this Award is being granted pursuant to Section 10 of the Plan, and shall have the terms set forth in the table below; subject, absolutely, to the terms of the Plan and to the Committee's discretion to interpret the Plan and this Award in any manner that the Committee may deem reasonably necessary or appropriate in order for this Award to satisfy the requirements for "performance-based compensation" within the meaning of Section 162(m)(4) of the Code, and associated tax regulations and rulings. The Performance Unit set forth in the table below provides that you may qualify to receive, subject to further vesting, a number of Shares with a value that falls within the range of values specified in the table below, such value to be determined based on the extent to which, if at all, the Performance Measures for Determining Qualification have been satisfied and the weights assigned thereto.

Performance Units Award
Capital Trust, Inc.
Amended and Restated 2004 Long-Term Incentive Plan


--------------------------------- --------------------------------------------------------------
Range in Value of Shares          Threshold:     $________
                                  Target:        $________
                                  Maximum:       $________
--------------------------------- --------------------------------------------------------------
Performance Period for            ________, 20__ to _________, 20__
Qualification
--------------------------------- --------------------------------------------------------------
Performance Measures to           See Schedule B attached hereto.
Determine Qualification and
Value
--------------------------------- --------------------------------------------------------------
Pricing Date to Determine         __________, 20__
Number of Shares
--------------------------------- --------------------------------------------------------------
Qualification                     Subject to the treatment (including, as applicable,
                                  acceleration) upon termination of employment as provided in the Plan, on ________, 20___, you may qualify to receive a number of Shares equal in value to (based on the closing
                                  price on the Pricing Date) such value that corresponds to
                                  the extent to which the above Performance Measures for
                                  Determining Qualification are satisfied and the weights
                                  assigned thereto as set forth on Schedule B.  The Shares, if any, you qualify to receive will be issued as of the Pricing
                                  Date, but shall be subject to further vesting as set forth below.
--------------------------------- --------------------------------------------------------------

--------------------------------- --------------------------------------------------------------
Performance Period for Further    ____________, 20__  to ____________, 20__
Vesting
--------------------------------- --------------------------------------------------------------
Performance Measure for           The Total Shareholder Return (dividends plus stock price
Determining Further Vesting       appreciation) of the Company must equal or exceed __% per
                                  annum for the entire Performance Period for Further Vesting.
--------------------------------- --------------------------------------------------------------
Further Vesting                   Subject to treatment (including, as applicable,
                                  acceleration) upon termination of employment as provided in the Plan, (a) with respect to __% of the Shares, such shares shall vest in equal _____ installments at the end of each
                                  calendar quarter during the ____-year period commencing on
                                  _____, 20__ and ending on __________, 20__ and (b) with
                                  respect to __% of the shares, 100% of such shares shall vest on ________, 20__ provided that the Performance Measure for
                                  Determining Further Vesting is satisfied.
--------------------------------- --------------------------------------------------------------


        4. Issuance of Shares. If you qualify to receive any Shares that remain subject to further vesting, the stock certificates evidencing such Shares that will be issued as of the Pricing Date will bear the following legend that shall remain in place and effective until all other vesting restrictions lapse and new certificates are issued pursuant to Section 6(b) below:

Performance Units Award
Capital Trust, Inc.
Amended and Restated 2004 Long-Term Incentive Plan


        "The sale or other transfer of the Shares represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Amended and Restated 2004 Long-Term Incentive Plan of Capital Trust, Inc., in the rules and administrative procedures adopted pursuant to such Plan and in a related Award Agreement. A copy of the Plan, such rules and procedures and such Award Agreement may be obtained from the Secretary of Capital Trust, Inc."

        5. Unvested Shares. You will be reflected as the owner of record on the Company's books and records of any Shares issued pursuant to this Award. The Company will hold the stock certificates for safekeeping until such shares have become vested and non-forfeitable. You must deliver to the Company, as soon as practicable after the date any Shares are issued, a stock power, endorsed in blank, with respect to any such shares. If you forfeit any Shares, the stock power will be used to return the certificates for the forfeited shares to the transfer agent for cancellation. As the owner of record of any Shares you qualify to receive pursuant to this Award, you will be entitled to all rights of a stockholder of the Company, including the right to vote shares and the right to the payment of any cash dividends and other distributions (including those paid in stock) following the date of issuance of such shares and to the extent paid in stock, such stock shall be subject to the same restrictions contained in
Section 4, subject in each case to the treatment of the Award upon termination of employment before the particular record date for determining stockholders of record entitled to the payment of the dividend or distribution.

        6. Qualification and Vesting. After the Performance Period for the Performance Units:

        (a) If you qualify to receive an amount of cash pursuant to the Performance Unit set forth in Section 2 as determined and calculated by the Committee, you shall be paid such cash amount in conformity with the Company's bonus payment practices generally applicable to senior executives of the Company.

        (b) If you qualify to receive any Shares pursuant to the Performance Unit set forth in Section 3, subject to further vesting, as the further vesting restrictions become satisfied over time or upon satisfaction of the relevant performance measures, the Company shall cause new stock certificates for such shares so vested to be delivered to you, with such legends the Company determines to be appropriate. New certificates shall not be delivered to you unless you have made arrangements satisfactory to the Committee to satisfy tax-withholding obligations. By executing this Award, you acknowledge and agree that your rights upon a termination of employment before full vesting of this Award will be determined under Section __ of your employment agreement with the Company, dated as of _________, 20__ (the "Employment Agreement").

        7. Not a Contract of Employment. By executing this Award, you acknowledge and agree that (i) any person who is terminated before full vesting of an award, such as the one granted to you by this Award, could claim that he or she was terminated to preclude vesting; (ii) you promise never to make such a claim; (iii) nothing in this Award or the Plan confers on you any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way your right or the Company's right to terminate your employment, service, or consulting

Performance Units Award
Capital Trust, Inc.
Amended and Restated 2004 Long-Term Incentive Plan



relationship at any time, with or without Cause; and (iv) the Company would not have granted this Award to you but for these acknowledgements and agreements. Your rights with respect to this Award upon termination of employment with the Company shall be governed by the Employment Agreement so long as such agreement is in legal force and effect.

        8. Severability. Subject to one exception, every provision of this Award and the Plan is intended to be severable, and if any provision of the Plan or this Award is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective. The only exception is that this Award shall be unenforceable if any provision of the preceding section is illegal, invalid, or unenforceable.

        9. Notices. Any notice, payment or communication required or permitted to be given by any provision of this Award shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed as follows:

        (a) if to the Company, at the address set forth on the signature page, to the attention of: Committee of the Capital Trust, Inc. Amended and Restated 2004 Long-Term Incentive Plan;

        (b) if to you, at the address set forth below your signature on the signature page.

Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

        10. Binding Effect. Every covenant, term and provision of this Award shall be binding upon and inure to the benefit of the parties hereto and their respective beneficiaries, heirs, legatees, legal representatives, successors, transferees, and assigns.

        11. Designation of Beneficiary. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award, the Participant may expressly designate a beneficiary (the "Beneficiary") to his or her interest in the Performance Unit and Performance Units awarded hereby. The Participant shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as Exhibit C (the "Designation of Beneficiary") and delivering an executed copy of the Designation of Beneficiary to the Company. The Participant may, at any time, change or revoke such designation. A Beneficiary designation, or revocation of a prior Beneficiary designation, shall be effective only if it is made in writing on a form provided by the Company, signed by the Participant and received by the Company. If the Participant does not designate a Beneficiary or the Beneficiary dies prior to having received all incentive compensation due under this Award, such compensation shall be paid to the Participant's estate.

        12.    Headings. Headings shall be ignored in interpreting this Award.

        13. Governing Law. The laws of the State of New York shall govern the validity of this Award, the construction of its terms, and the interpretation of the rights and duties of the parties hereto. Subject to the last sentence of
Section 7, any suit with respect to the Award will be brought

Performance Units Award
Capital Trust, Inc.
Amended and Restated 2004 Long-Term Incentive Plan


in the federal or state courts in the districts which include New York City, New York, and you agree and submit to the personal jurisdiction and venue thereof.

        14. Counterparts. This Award may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute the same instrument.

        15. Income Taxes and Deferred Compensation. The Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with this Award (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Administrator shall have the discretion to unilaterally modify this Award in a manner that (i) conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004,
(ii) that voids any election of the Participant to the extent it would violate
Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Administrator permits second elections to defer in accordance with Section 409A(a)(4)(C). The Administrator shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and this Award.

Performance Units Award
Capital Trust, Inc.
Amended and Restated 2004 Long-Term Incentive Plan


        BY YOUR SIGNATURE BELOW, along with the signature of the Company's representative, you and the Company agree that this Award is being made under and governed by the terms and conditions of this Award and the Plan.


                                 CAPITAL TRUST, INC.


                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 Company Address:


                                 Capital Trust, Inc.
                                 410 Park Avenue
                                 New York, NY 10022





        The undersigned Participant hereby accepts the terms of this Award and the Plan.



                                 By:
                                     -------------------------------------------

                                 Name of Participant:
                                                       -----------------


                                 Participant Address:

                                 -------------------------------

                                    Exhibit A
                                    ---------


                               CAPITAL TRUST, INC.

                              AMENDED AND RESTATED
                          2004 LONG-TERM INCENTIVE PLAN

                                    Exhibit B
                                    ---------



                               CAPITAL TRUST, INC.

                              AMENDED AND RESTATED
                          2004 LONG-TERM INCENTIVE PLAN

                                   PROSPECTUS

                                    Exhibit C
                                    ---------

                         Designation of Beneficiary Form


        In connection with the Award Agreement granting Performance Units (the "Award") entered into on ______________ _____, 20__ between Capital Trust, Inc. (the "Company") and ___________, an individual residing at _______________ (the "Participant"), the Participant hereby designates the person specified below as the beneficiary of the Participant's interest in the Performance Units awarded pursuant to the Award. This designation shall remain in effect until revoked in writing by the Participant.


                  Name of Beneficiary:
                                               -------------------------------

                  Address:
                                               -------------------------------


                                               -------------------------------


                                               -------------------------------

                  Social Security No.:
                                               -------------------------------

        The Participant understands that this designation operates to entitle the above-named beneficiary to the rights conferred by the Award from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Participant, including by delivery to the Company of a written designation of beneficiary executed by the Participant on a later date.


                                               Date:
                                                         -----------------------


                                                 By:
                                                         -----------------------
                                                         [Participant Signature]

Sworn to before me this

____ day of ____________, 200_


-----------------------------
Notary Public

County of
           ------------------

State of
           ------------------

                                   SCHEDULE A


               Performance Measures to Determine Qualification for
                                Performance Unit


------ ------------------- ------------- -------------- ------------ -----------
       Measure             Threshold     Target         Maximum      Weight
------ ------------------- ------------- -------------- ------------ -----------
1.
------ ------------------- ------------- -------------- ------------ -----------
2.
------ ------------------- ------------- -------------- ------------ -----------
3.
------ ------------------- ------------- -------------- ------------ -----------


                  Range of Award Amounts for Use in Calculation

-------------------------- -------------------------- --------------------------
Threshold Award Amount     Target Award Amount        Maximum Award Amount
-------------------------- -------------------------- --------------------------

-------------------------- -------------------------- --------------------------




                             Formula for Calculation

Calculate and add the following for each Measure to determine the cash amount Participant qualifies to receive:

If actual performance of Measure is below Threshold, add $0.

If actual performance of Measure is at or above Threshold, but below Target, add the amount obtained by multiplying the Weight by the sum of (i) the Threshold Award Amount and (ii) the product obtained by multiplying (y) $________ by (z) the quotient obtained by dividing the amount by which actual performance exceeds Threshold by the amount by which Target exceeds Threshold.

If actual performance of Measure is at or above Target, but below Maximum, add the amount obtained by multiplying the Weight by the sum of (i) the Target Award Amount and (ii) the product obtained by multiplying (y) $________ by (z) the quotient obtained by dividing the amount by which actual performance exceeds Target by the amount by which Maximum exceeds Target.

If actual performance of Measure is at or above Maximum, add the amount obtained by multiplying the Weight by the Maximum Award Amount.

                                   SCHEDULE B


               Performance Measures to Determine Qualification for
                                Performance Unit


------ ------------------- ------------- -------------- ------------ -----------
       Measure             Threshold     Target         Maximum      Weight
------ ------------------- ------------- -------------- ------------ -----------
1.
------ ------------------- ------------- -------------- ------------ -----------
2.
------ ------------------- ------------- -------------- ------------ -----------
3.
------ ------------------- ------------- -------------- ------------ -----------


                  Range of Award Values for Use in Calculation

-------------------------- -------------------------- --------------------------
   Threshold Award Value      Target Award Value         Maximum Award Amount
-------------------------- -------------------------- --------------------------

-------------------------- -------------------------- --------------------------




                             Formula for Calculation

Calculate and add the following for each Measure to determine value of Shares subject to the Performance Unit Award Participant qualifies to receive:

If actual performance of Measure is below Threshold, add $0.

If actual performance of Measure is at or above Threshold, but below Target, add the amount obtained by multiplying the Weight by the sum of (i) the Threshold Award Amount and (ii) the product obtained by multiplying (y) $________ by (z) the quotient obtained by dividing the amount by which actual performance exceeds Threshold by the amount by which Target exceeds Threshold.

If actual performance of Measure is at or above Target, but below Maximum, add the amount obtained by multiplying the Weight by the sum of (i) the Target Award Amount and (ii) the product obtained by multiplying (y) $________ by (z) the quotient obtained by dividing the amount by which actual performance exceeds Target by the amount by which Maximum exceeds Target.

If actual performance of Measure is at or above Maximum, add the amount obtained by multiplying the Weight by the Maximum Award Amount.